                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                          Date of Report: July 23, 2003
                                          -------------
                        (Date of earliest event reported)


                          The Williams Companies, Inc.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)



     Delaware                         1-4174                     73-0569878
---------------------        --------------------------      ------------------
  (State or Other             (Commission File Number)         (IRS Employer
  Jurisdiction of                                            Identification No.)
  Incorporation)



One Williams Center Tulsa, Oklahoma                           74172
-----------------------------------------                   ----------
(Address of Principal Executive Offices)                    (Zip Code)



        Registrant's telephone number, including area code (918) 573-2000





                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events

         The Williams Companies, Inc.("Williams") is filing with the Securities and Exchange Commission pro forma financial information reflecting its Texas Gas pipeline operations, its Williams Energy Partners segment, its Alaska refinery and related assets and its interest in the Gulf Liquids New River Project LLC as discontinued operations to supplement Williams' previously issued consolidated financial statements included in Williams' Annual Report on Form 10-K for the year ended December 31, 2002 and Williams' Quarterly Report on Form 10-Q for the quarter ended March 31, 2003. Williams has previously filed Form 8-Ks which included pro forma information reflecting Texas Gas and Williams Energy Partners as discontinued operations.



Item 7. Financial Statements and Exhibits

         The Company files the following exhibits as part of this report:

Exhibit 99.1 Pro forma Financial Information presenting Williams Energy Partners, Texas Gas Transmission Corporation, Alaskan operations and Gulf Liquids New River Project LLC as discontinued operations for the periods included in Williams' Annual Report on Form 10-K for the year ended December 31, 2002

Exhibit 99.2 Pro forma Financial Information presenting Williams Energy Partners, Texas Gas Transmission Corporation, Alaskan operations and Gulf Liquids New River Project LLC as discontinued operations for the periods included in Williams' Quarterly Report on Form 10-Q for the quarter ended March 31, 2003


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               The Williams Companies, Inc.



Date: July 23, 2003                           /s/ Brian K. Shore
                                               --------------------------------
                                               Name: Brian K. Shore
                                               Title: Corporate Secretary


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                                INDEX TO EXHIBITS



Exhibit Number             Description
--------------             -----------
Exhibit 99.1               Pro forma Financial Information presenting Williams
                           Energy Partners, Texas Gas Transmission Corporation,
                           Alaskan operations and Gulf Liquids New River Project
                           LLC as discontinued operations for the periods
                           included in Williams' Annual Report on Form 10-K for
                           the year ended December 31, 2002

Exhibit 99.2               Pro forma Financial Information presenting Williams
                           Energy Partners, Texas Gas Transmission Corporation,
                           Alaskan operations and Gulf Liquids New River Project
                           LLC as discontinued operations for the periods included in Williams' Quarterly Report on Form 10-Q for the quarter ended March 31, 2003